UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 19, 2004

RENAISSANCE LEARNING, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	0-22187	39-1559474
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2911 Peach Street P.O. Box 8036 Wisconsin Rapids, Wisconsin 54495-8036 (Address of principal executive offices)

Registrant’s telephone number, including area code:  (715) 424-3636

Item 5.  Other Events and Regulation FD Disclosure.

On July 21, 2004, Renaissance Learning, Inc. (the “Company”) issued a press release regarding the Company’s declaration of a quarterly cash dividend to be paid September 1, 2004 to the Company’s shareholders of record as of August 13, 2004.  A copy of the July 21, 2004 press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

(c)

Exhibits

Exhibit No.	Description

99.1	Press Release dated July 21, 2004 (relating to declaration of quarterly cash dividend)

99.2	Press Release dated July 19, 2004 (with second quarter 2004 financials)

99.3	Transcript of Investor Conference Call on July 19, 2004

Exhibits 99.2 and 99.3 are furnished pursuant to Item 12 and shall not be deemed to be “filed.”

Item 12.  Results of Operations and Financial Condition.

On July 19, 2004, the Company issued a press release regarding financial results for the second quarter of 2004.  On the same date, the Company held a conference call, which was open to the public, to discuss these results.  A copy of the July 19, 2004 press release and a transcript of the related conference call are attached hereto as exhibits and incorporated herein by reference.

The information in this Item, including Exhibits 99.2 and 99.3, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of any general incorporation language in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 22, 2004

RENAISSANCE LEARNING, INC.

By:

  /s/ Steven A. Schmidt

Steven A. Schmidt

Executive Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated July 21, 2004 (relating to declaration of quarterly cash dividend)

99.2	Press Release dated July 19, 2004 (with second quarter 2004 financials)

99.3	Transcript of Investor Conference Call on July 19, 2004